UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 1, 2010
A. SCHULMAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-7459	34-0514850

(State or other jurisdiction	(Commission	( IRS Employer
of incorporation)	File Number)	Identification No.)

3550 West Market Street, Akron, Ohio	44333

(Address of principal executive offices)	(Zip Code)
(330) 666-3751

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES
ITEM 2.06 MATERIAL IMPAIRMENTS
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-99.1
EX-99.2
EX-99.3
EX-99.4

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.
          On March 1, 2010, A. Schulman, Inc. (“A. Schulman” or the “Company”) decided to close the Company’s Polybatch Color Center located in Sharon Center, Ohio. The closure will result in a reduction of headcount of approximately 40 and is anticipated to be complete by August 31, 2010.
          Over the next several quarters, A. Schulman anticipates taking the following cash and non-cash charges related to the closure of the Sharon Center, Ohio location:
•	$1.1 million to $1.5 million in cash for termination benefits and other employee-related costs; and

•	$3 million to $7 million of non-cash asset impairment charges.
          Total estimated pre-tax charges as a result of Sharon Center closure is in the range of $4.1 to $8.5 million, of which $1.1 to $1.5 million are in cash.
          A press release providing additional details regarding A. Schulman’s decision is attached hereto as Exhibit 99.1 and incorporated by reference herein.
ITEM 2.06 MATERIAL IMPAIRMENTS.
          The disclosure set forth above in response to Item 2.05 is also provided in response to Item 2.06.
ITEM 8.01 OTHER EVENTS.
          On March 1, 2010, A. Schulman first made available on its website (http://www.aschulman.com), the following items regarding its acquisition of McCann Color, Inc. (“McCann Color”), a producer of high-quality color concentrates, based in North Canton, Ohio:
•	A video presentation regarding the acquisition by Joseph, M. Gingo, Chairman, President and Chief Executive Officer of A. Schulman, a transcript of which is attached as Exhibit 99.2 hereto and incorporated into this Item 8.01 by reference;

•	A fact sheet regarding A. Schulman and McCann Color, a copy of which is attached as Exhibit 99.3 hereto and incorporated into this Item 8.01 by reference; and

•	A question and answer fact sheet relating to the McCann Color acquisition, a copy of which is attached as Exhibit 99.4 hereto and incorporated into this Item 8.01 by reference.

CAUTIONARY STATEMENT
     A number of the matters discussed in this release that are not historical or current facts deal with potential future circumstances and developments, in particular, information regarding expected synergies resulting from the merger of A. Schulman, Inc. and ICO, Inc., combined operating and financial data, the combined company’s plans, objectives, expectations and intentions and whether and when the transactions contemplated by the merger agreement will be consummated. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include: the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; restrictions imposed by outstanding indebtedness; fluctuations in the prices of sources of energy or resins and other raw materials; worldwide and regional economic, business, and political conditions, including continuing economic uncertainties in some or all major product markets; changes in customer demand and requirements; business cycles and other industry conditions; the timing of new services or facilities; ability to compete; effects of compliance with laws; fluctuations in the value of currencies in major areas where operations are located, including the U.S. dollar, Euro, U.K. pound sterling, Canadian dollar, Mexican peso, Chinese yuan, and Indonesian rupiah; matters relating to operating facilities; effect and costs of claims (known or unknown) relating to litigation and environmental remediation; ability to manage global inventory; ability to develop technology and proprietary know-how; ability to attract and retain key personnel; escalation in the cost of providing employee health care; performance of the global automotive market; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the failure to obtain governmental approvals of the transaction on the proposed terms and schedule, and any conditions imposed on the combined company in connection with consummation of the merger; the failure to obtain approval of the merger by the stockholders of ICO and the failure to satisfy various other conditions to the closing of the merger contemplated by the merger agreement; and the risks that are described from time to time in A. Schulman’s and ICO’s respective reports filed with the SEC, including A. Schulman’s Annual Report on Form 10-K for the year ended August 31, 2009 and ICO’s Annual Report on Form 10-K for the year ended September 30, 2009, in each case, as such reports may have been amended. This release speaks only as of its date, and A. Schulman and ICO each disclaims any duty to update the information herein.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
     In connection with the proposed transaction, A. Schulman has filed a Registration Statement on Form S-4 with the SEC
(Reg. No. 333-164085) containing a preliminary proxy statement/prospectus regarding the proposed merger. SHAREHOLDERS OF ICO ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/ PROSPECTUS THAT IS PART OF THE REGISTRATION

STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement/prospectus will be mailed to stockholders of ICO. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from A. Schulman, Inc. at its website, www.aschulman.com, or from ICO, Inc. at its website, www.icopolymers.com, or 1811 Bering Drive, Suite 200, Houston, Texas, 77057, attention: Corporate Secretary.
     This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
PARTICIPANTS IN SOLICITATION
     A. Schulman and ICO and their respective directors and executive officers, other members of management and employees and the proposed directors and executive officers of the combined company, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning the proposed directors and executive officers of the combined company, A.Schulman’s and ICO’s respective directors and executive officers and other participants in the proxy solicitation, including a description of their interests, is included in the proxy statement/prospectus contained in the above-referenced Registration Statement on Form S-4.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated March 1, 2010.

99.2	Transcript of video presentation by Joseph M. Gingo.

99.3	Fact Sheet regarding A. Schulman and McCann Color.

99.4	Question and Answer Fact Sheet relating to the McCann Color acquisition.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc.
By:	/s/ David C. Minc
David C. Minc
Vice President, General Counsel and Secretary

Date: March 1, 2010